                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 17, 2004
                                                          -------------


                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-19974                 33-0022692
           --------                      -------                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
--------------------------------------------                       ------
 (Address of principal executive offices)                        (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.  Regulation FD Disclosure
         ------------------------

         On June 17, 2004, ICU Medical, Inc. announced that it has filed a patent infringement action against Alaris Medical Systems, Inc.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         99.1 Press release, dated June 17, 2004 announcing that it has filed a patent infringement action against Alaris Medical Systems, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2004

                                                 ICU MEDICAL, INC.


                                                 /s/ Francis J. O'Brien
                                                 ------------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer